UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 14, 2018

Date of Report (Date of earliest event reported)

Bonanza Creek Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35371	61-1630631
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. employer identification number)

410 17th Street, Suite 1400

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(720) 440-6100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On March 14, 2018, Bonanza Creek Energy, Inc. (the “Company”) issued a press release announcing fourth quarter and full year 2017 results. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 15, 2018, the Company participated in a telephone conference call relating to the press release. A transcript of the conference call is attached as Exhibit 99.2 to this Current Report on Form 8-K.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K with respect to the information in this Item 2.02 was inadvertently filed late. When the inadvertent lapse in filing was determined, the Company promptly filed this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 11, 2018, Eric T. Greager, the President and Chief Executive Officer of the Company, was appointed a member of the Company’s Board of Directors (the “Board”). With the appointment of Mr. Greager, the Board consists of seven members, six of whom are independent.

Pursuant to Mr. Greager’s employment agreement with the Company, which is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 5, 2018, concurrent with the commencement of Mr. Greager’s employment as President and Chief Executive Officer of the Company, the Board appointed Mr. Greager to fill the vacancy on the Board created by the departure of Richard J. Carty. Except for his existing employment relationship with the Company and the compensation provided to him thereunder, which employment relationship and compensation were disclosed in the Company’s Current Report on Form 8-K filed with the Commission on April 5, 2018, neither Mr. Greager nor any of his related persons (as defined in Item 404(a) of Regulation S-K under the Exchange Act) is a party to any transaction in which the Company is a participant that is required to be disclosed under Item 404(a) of Regulation S-K under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release issued March 14, 2018.
99.2	Transcript of conference call held March 15, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bonanza Creek Energy, Inc.

Dated: April 13, 2018	By:	/s/ Cyrus D. Marter IV
	Name:	Cyrus D. Marter IV
	Title:	Secretary